Exhibit 99.1
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[COAST FINANCIAL HOLDINGS, INC. LOGO]

Contacts:                                 CORPORATE INVESTOR RELATIONS
Brian P. Peters, Executive                5333 - 15TH AVENUE SOUTH, SUITE 1500
Vice President and CFO                    SEATTLE, WA 98108
941-345-1419                              206.762.0993 or 503.234.6361
bpeters@coastbankflorida.com              www.stockvalues.com
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941-752-5900

Brian F. Grimes, EVP and CFO
bgrimes@coastbankflorida.com
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941-752-5900


[LOGO THE CEREGHINO GROUP]

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       BRIAN P. PETERS PROMOTED TO PRESIDENT AND CEO OF
  COAST FINANICAL HOLDINGS, INC., AS GERALD L. ANTHONY RESIGNS

Bradenton, Florida - February 18, 2004 - Coast Financial Holdings, Inc. (Nasdaq: CFHI), parent company of Coast Bank of Florida (the "Bank"), announced today that Gerald L. Anthony has resigned his positions as president, chief executive officer, and director of the Company, as well as his officer and director positions with all of the Company's direct and indirect subsidiaries, in order to pursue other business interests.

The board of directors of the Company has elected and appointed Mr. Brian P. Peters to serve as the new president and CEO of the Company and to assume the duties as CEO of the Bank. Mr. Peters also was elected to fill the vacancies on the board of directors of the Company and the Bank, which were created as a result of Mr. Anthony's resignation. The position of COO of the Company has been eliminated. As a result of these appointments, the board of directors of the Company also has promoted Brian F. Grimes to the positions of chief financial officer and secretary of the Company.

"Brian Peters recently was selected to be the president and COO of our subsidiary banking operations and, based on our reasons for selecting him for that position, we have determined that he is the appropriate person to succeed Mr. Anthony," said James K. Toomey, Chairman of the Board. "Further, Brian Grimes has been serving as the chief financial officer of the Bank for several months and based on his performance we are confident that the can fill the vacancy created by Mr. Peters' promotion. As a result of these actions, we also decided to eliminate the position of COO of the Company."

"The board expresses its gratitude to Gerry Anthony for his years of service to us and we wish him success in his new pursuits," added
Toomey.

Coast Financial Holdings, Inc. through its banking subsidiary, Coast Bank of Florida (www.coastbankflorida.com), operates six full-service banking locations in Manatee County, Florida. Coast Bank of Florida is a general commercial bank that provides full-service banking operations to its customers from its headquarters location and from branch offices in Bradenton and on Longboat Key. Through an arrangement with Raymond James Financial Services, Inc., Coast makes asset and investment management services and insurance products available to its customers.

This press release and other statements to be made by the Company contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including but not limited to statements relating to projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies, and objectives for future operations, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic ,industry, or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as "believe," expect," anticipate," project," and conditional verbs such as "may," "could," and "would," and other similar expressions or verbs. Such forward-looking statements reflect management's current expectations, beliefs, estimates, and projections regarding the Company, its industry and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. These risks, uncertainties, and other factors include, among others: changes in general economic or business conditions, either nationally or in the State of Florida, changes in the interest rate environment, the Company's ability to collect on delinquent loans, changes in the regulatory environment, and other risks described in the Company's initial public offering prospectus and as described from time to time by the Company in other reports filed by it with the Securities and Exchange Commission. Any forward-looking statement speaks only to the date on which the statement is made, and the Company disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. If the Company does update any forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.

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Note:  Transmitted on PR Newswire on February 18, 2004 at 4:05 p.m. EST.